SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 18, 1999

                                   ----------


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635


              Delaware                                      33-0326866
  (State or other jurisdiction of                (I.R.S. Employer Identification
   incorporation or organization)                            Number)



              99 Hayden Avenue, Suite 200, Lexington, Massachusetts
                 02421 (Address of principal executive offices)
                                   (Zip Code)


                                 (781) 860-5150
              (Registrant's telephone number, including area code)

                               GENTA INCORPORATED
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5. Other Event............................................................3

Item 7. Exhibit................................................................3

Signature......................................................................4



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

Item 5. OTHER EVENT

        On May 18, 1999 the Company issued the press release  attached hereto as
Exhibit 99.1.

Item 7.  EXHIBIT

        99.1 Press Release dated May 18, 1999.



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

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 18, 1999

                                      GENTA INCORPORATED


                                      /s/  Kenneth G. Kasses, Ph.D.
                                      -------------------------------
                                      Kenneth G. Kasses, Ph.D.
                                      President, Principal Executive Officer and
                                      Director



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

                                  Exhibit 99.1
                                  Press Release


AT THE COMPANY                AT THE FINANCIAL RELATIONS BOARD
--------------                --------------------------------
Howard Fingert, M.D.          For General Info: Susan Jayson      (212) 661-8030
Vice President,               For Analyst Info: Brian Gill        (212) 661-8030
(781) 860-5150                For Media Info:   Deanne Eagle      (212) 661-8030

FOR IMMEDIATE RELEASE
---------------------
May 18, 1999

                INVESTIGATORS REPORT ACTIVITY IN CLINICAL STUDIES
                -------------------------------------------------
             OF GENTA'S ANTISENSE PRODUCT IN DRUG-RESISTANT CANCERS
             ------------------------------------------------------

         Results with G3139 in Patients with Prostate and Kidney Cancer,
            Melanoma and Lymphoma Support Expanded Clinical Programs

LEXINGTON, MA, May 18, 1999 -- Genta Incorporated (Nasdaq: GNTA) announced the results of clinical studies with Genta's lead cancer drug in development, G3139, at the recently concluded 35th annual meeting of the American Society of Clinical Oncology (ASCO) held May 15-18, 1999 in Atlanta, Georgia. Investigators from the Royal Marsden Hospital in the U.K., the Memorial Sloan-Kettering Cancer Center in New York and the University of Vienna in Austria presented the results of the initial clinical trials with G3139.

G3139 was designed to reduce the BCL-2 protein level in cancer through an "antisense" mechanism that specifically targets the bcl-2 gene product. In many human cancers, the BCL-2 protein is believed to be a major factor in inhibiting apoptosis, or programmed cell death, and in contributing to resistance by those cancers to treatment with anticancer drugs.

Researchers have proposed that G3139 could improve the treatment response of many human cancers when combined with anticancer drugs - especially those cancers that are resistant to anticancer drugs, a common clinical problem. Currently, Genta is collaborating with major cancer research institutions in the U.S., Canada and Europe in conducting several ongoing clinical trials to determine the safety and utility of G3139 when combined with anticancer drugs for treatment of common malignancies.

"The consistent clinical results reported at ASCO from multiple leading cancer centers worldwide demonstrated patient tolerance, biologic activity and clinical shrinkage of drug-resistant cancers, all major steps forward toward establishing the 'proof of principle' for G3139 as a new modality for clinical cancer therapy," said Kenneth G. Kasses, Ph.D., President and CEO of Genta.

Summary of Presentations

Phase I-II Clinical Trial
-------------------------
Non-Hodgkin's Lymphoma
----------------------
Dr. Justin Waters, Royal Marsden Hospital, U.K.
-----------------------------------------------

Dr. Justin Waters and colleagues from the Royal Marsden Hospital reported the results of a completed Phase I-II study in 21 patients with drug-resistant, relapsed non-Hodgkin's lymphoma. G3139 was given alone as a slow infusion under the skin over a two-week period. While most patients required change in the infusion site due to local irritation from the subcutaneous administration, the investigators reported that the drug was systemically tolerable with doses up to
4.1 mg/kg/day.

One patient with widespread disease obtained a complete remission, coupled with a major improvement in cancer-related symptoms, a response now lasting for almost three years with no other therapy. Two patients had minor responses measured by CT scans and seven other patients had evidence for disease responses measured by improvements in cancer-related symptoms or laboratory abnormalities.

The investigators also reported significant decreases in BCL-2 protein levels when measured in clinical tumor samples from multiple sites of disease, including blood, bone marrow and lymph nodes. "The results indicate that G3139 can produce the same type of biologic and therapeutic activity in humans that had been observed in animal models," said Dr. Justin Waters, the co-investigator for the study.

"Our data show that G3139 can lower BCL-2 protein levels as a treatment outcome, demonstrated in multiple patients and from multiple sites of disease, and we know a feasible dose and schedule for future clinical development. The multiple responses of clinical disease parameters were especially rewarding, since these patients entered the study with widespread, progressive disease despite prior treatment with other chemotherapies," commented Dr.
Waters.

Based on results presented at ASCO, the investigators at the Royal Marsden Hospital initiated a new Phase II protocol using G3139 combined with standard chemotherapies in patients with relapsed, drug-resistant non-Hodgkin's lymphoma.

Phase I-II Clinical Trial
-------------------------
Prostate and Kidney Cancer
--------------------------
Drs. Michael Morris and Howard Scher, Memorial Sloan Kettering Cancer Center
----------------------------------------------------------------------------

In the first report of G3139 results from a U.S. clinical trial, Drs. Michael Morris and Howard Scher and colleagues from Memorial Sloan-Kettering Cancer Center reported initial results from a Phase I-II study with G3139 as single-agent therapy in patients with prostate and kidney cancer. The investigators reported that the drug was generally well-tolerated with outpatient intravenous infusions of doses up to 4.1 mg/kg/day, and some patients received multiple cycles of therapy.



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

The data provide a foundation for further clinical development of G3139 combined with other standard chemotherapies, suggesting a rational, gene-specific therapy for patients with hormone-resistant prostate cancer, and other common cancers where drug resistance has been linked to increased BCL-2 protein levels.

Phase I-II Clinical Trial
-------------------------
Advanced Malignant Melanoma
---------------------------
Dr. Burkhard Jansen, University of Vienna, Austria
--------------------------------------------------

Dr. Burkhard Jansen from the University of Vienna reported initial results from a Phase I-II study in patients with malignant melanoma. Patients received both G3139 and full dose dacarbazine (DTIC), a chemotherapeutic drug that is widely used in melanoma, but with limited results when used as a single agent.

Dr. Jansen reported striking responses of metastatic lesions which were serially monitored, including complete disappearance of some malignant tumors. "The patients entering this study had disease that progressed through multiple prior therapies, and yet dramatic improvements in some disease sites were clearly documented after treatment with G3139 plus dacarbazine," said Dr. Jansen.

Dr. Jansen further noted, "We are encouraged by our results from correlative studies, demonstrating activity of G3139 therapy to modify BCL-2 protein levels and apoptosis in metastatic human cancer. Our results introduce a new, feasible strategy for therapy of melanoma, and other solid tumors where BCL-2 has been linked to drug resistance, which deserves formal evaluation in larger studies."

"In view of these well-documented, objective clinical data presented at ASCO, and promising results from other ongoing clinical studies in patients with prostate cancer and lymphoma, we are moving forward with our expanded clinical programs with G3139 for patients with several common types of drug-resistant malignancies." said Dr. Kasses.

Genta Incorporated is a biopharmaceutical company whose strategy consists of building a product and technology portfolio concentrating on its Anticode(TM) (antisense) products intended to treat cancer at its genetic source.

The statements contained in this press release that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. Without limiting the foregoing, the words "anticipates," "believes," "expects," "intends," "may" and "plans" and similar expressions are intended to identify forward-looking statements. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. For example, the results obtained in pre-clinical studies may not be



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

indicative of results that will be obtained in clinical trials; Genta has not successfully completed human clinical trials of a product based on antisense technology; and delays in the completion of clinical trials as a result of delays in patient enrollment or other factors may occur. Examples of such risks and uncertainties also include, but are not limited to: the obtaining of sufficient financing to maintain the Company's planned operations; the timely development, receipt of necessary regulatory approvals and acceptance of new products; the successful application of the Company's technology to produce new products; the obtaining of proprietary protection for any such technology and products; the impact of competitive products and pricing and reimbursement policies; and the changing of market conditions. The Company does not undertake to update forward-looking statements.



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